UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2011

DIGUANG INTERNATIONAL DEVELOPMENT CO., LTD.
(Exact Name of Registrant as Specified in its Charter)

Nevada	001-33112	22-3774845
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

23rd Floor, Building A, Galaxy Century Building
3069 Caitan Road
Futian District, Shenzhen, 518026
The People’s Republic of China
(Address of principal executive offices, including zip code)

(86) 755 2655-3152
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)

On June 30, 2011, the board of directors of Diguang Internaltational Development Co., Ltd (the “Company”) accepted the resignations of Tuen-Ping Yang and Guo Hai Cheng from their positions on the Company’s board of directors.  The resignations of Mr. Yang and Mr. Guo were not the result of any disagreements with the Company.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Diguang International Development Co., Ltd.

Date: July 5, 2011	By:	/s/ Song Yi
Song Yi
Chairman and Chief Executive Officer

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